EXHIBIT 24.1

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2014.

/s/ Terence Wilkinson
Name: Terence Wilkinson
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2014.

/s/ Jarl Berntzen
Name: Jarl Berntzen
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 2015.

/s/ Andrew Caplan
Name: Andrew Caplan
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2014.

/s/ Errol Glasser
Name: Errol Glasser
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2014.

/s/ Daniel Goldberg
Name: Daniel Goldberg
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint Jesse E. Gary and Morgan F. Walbridge as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2014, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2014.

/s/ Andrew Michelmore
Name: Andrew Michelmore
Director
Century Aluminum Company